PILGRIM’S PRIDE CORPORATION ANNOUNCES EXPIRATION AND RECEIPT OF REQUISITE CONSENTS IN ITS CONSENT SOLICITATIONS FOR ITS 4.250% SUSTAINABILITY-LINKED SENIOR NOTES DUE 2031 AND 3.500% SENIOR NOTES DUE 2032 GREELEY, CO – September 22, 2022 – Pilgrim’s Pride Corporation (“PPC”) announced today that it received Requisite Consents (as defined below) from the holders of each of its (i) 4.250% Sustainability-Linked Senior Notes due 2031 (the “2031 Notes”) and (ii) 3.500% Senior Notes due 2032 (the “2032 Notes” and, together with the 2031 Notes, the “Notes”) to certain proposed amendments as set forth below (with respect to each series of Notes, the “Proposed Amendments”) to the indentures governing each series of Notes (with respect to each series of Notes, an “Indenture” and, together, the “Indentures”) (with respect to each series of Notes, a “Consent Solicitation” and, together, the “Consent Solicitations”). Each Consent Solicitation expired at 5:00 p.m. (New York City time) on September 22, 2022 (the “Expiration Time”). As of the Expiration Time, PPC received consents from the applicable holders as of the Record Date (as defined below) representing a majority of the aggregate principal amount of the applicable series of Notes (not including any such Notes that are held by PPC or any of its affiliates) (the “Requisite Consents”). Holders of the applicable Notes as of 5:00 p.m. (New York City time) on September 14, 2022 (such time and date, the “Record Date”) will receive a cash payment equal to U.S.$1.00 per U.S.$1,000 principal amount of the applicable series of Notes in respect of which consents to the applicable Proposed Amendments have been validly delivered prior to the Expiration Time and not validly revoked by such holder. Such cash payment is expected to occur on September 28, 2022 or promptly thereafter. In addition, holders of the Notes will benefit from the registration rights set forth in the registration rights agreement to be entered into by PPC pursuant to which PPC will agree to use its commercially reasonable efforts to (i) file an exchange offer registration statement with the U.S. Securities and Exchange Commission to allow holders to exchange Notes of each series for the same principal amount of exchange notes of the same series, which will have terms identical in all material respects to such series of Notes, except that the exchange notes will not contain transfer restrictions, and (ii) consummate such exchange offer within 365 days of entering into the registration rights agreement. The Proposed Amendments conform certain provisions and restrictive covenants (and definitions related thereto) in each Indenture to (i) reflect PPC’s investment-grade status and (ii) the corresponding provisions and restrictive covenants (and definitions related thereto) set forth in the indenture governing its 2032 Notes. The Proposed Amendments are described in greater detail in the consent solicitation statement, dated September 15, 2022, pursuant to which the

2 Consent Solicitations were conducted. A supplemental indenture with respect to each series of Notes giving effect to the Proposed Amendments has been executed. The Proposed Amendments will become operative with respect to each series of Notes only upon payment of the applicable consent fee. The Information Agent for each Consent Solicitation was: D.F. King & Co., Inc. Banks and Brokers call: +1 (212) 269-5550 (collect) All others call toll-free: +1 (888) 628-1041 E-mail: ppc@dfking.com The Solicitation Agents for each Consent Solicitation were: RBC Capital Markets, LLC, Barclays Capital Inc., BMO Capital Markets Corp. and Mizuho Securities USA LLC, who may be contacted at the numbers listed below. RBC Capital Markets, LLC Banks and Brokers call: +1 (212) 618-7843 All others call toll-free: +1 (877) 381-2099 Barclays Capital Inc. Banks and Brokers call: +1 (212) 528-7581 (collect) All others call toll-free: +1 (800) 438-3242 BMO Capital Markets Corp. Banks and Brokers call: +1 (212) 702-1840 (collect) All others call toll-free: +1 (833) 418-0762 Mizuho Securities USA LLC Banks and Brokers call: +1 (212) 205-7736 (collect) All others call toll-free: +1 (866) 271-7403 THIS PRESS RELEASE IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THIS ANNOUNCEMENT IS ALSO NOT A SOLICITATION OF CONSENTS TO ANY PROPOSED AMENDMENTS. Important Notice Regarding Forward-Looking Statements: This press release contains certain forward-looking statements. Statements that are not historical facts, including statements about our perspectives and expectations, are forward looking statements. The words “expect”, “believe”, “estimate”, “intend”, “plan” and similar expressions, when related to PPC and its subsidiaries, indicate forward-looking statements. These statements reflect the current view of management and are subject to various risks and uncertainties. Such risks and uncertainties include those described in PPC’s filings with the Securities and Exchange Commission. Actual results could differ materially from those expressed in, or implied or projected by these forward-looking statements as a result of these risks and uncertainties, many of which are difficult to predict and beyond PPC’s control. PPC’s forward-looking statements in this press release speak only as of the date hereof, and PPC undertakes no obligation to update

3 any such statement after the date of this press release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. About PPC PPC employs over 60,000 people and operates protein processing plants and prepared-foods facilities in 14 states, Puerto Rico, Mexico, the U.K, the Republic of Ireland and continental Europe. PPC’s primary distribution is through retailers and foodservice distributors. CONTACT: Andrew Rojeski Head of Strategy, Investor Relations, & Net Zero Programs IRPPC@pilgrims.com www.pilgrims.com